The Bruton Tyrosine Kinase (BTK) Inhibitor Ibrutinib Promotes a High Frequency of Durable Response in Relapsed/ Refractory and Older Treatment-Naïve CLL Patients: Final Results of a Phase Ib/II Study

Richard R. Furman, MD[1], Susan O'Brien, MD[2], Ian W. Flinn, MD, PhD[3], Jan Burger, MD, PhD[2], Kristie Blum, MD[4], Jeff Sharman, MD[5], Barbara Grant, MD[6], Jeff Jones MD[4], William Wierda MD, PhD[2], Weiqiang Zhao, MD, PhD[4], Nyla A. Heerema, PhD[4], Amy Johnson, PhD[4], Anh Tran, BS[7], Fong Clow, SCD[7], Lori A. Kunkel, MD[7], Danelle F. James, MD, MAS[7], John C. Byrd, MD[4], Steven Coutre, MD[8]

[1]Department of Medicine, Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY; [2]Department of Leukemia, The University of Texas MD Anderson Cancer Center, Houston, TX; [3]Sarah Cannon Research Institute, Nashville, TN; [4]Division of Hematology and Department of Pathology, The Ohio State University, Columbus, OH; [5]US Oncology, Springfield, OR; [6]Department of Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT; [7]Pharmacyclics, Inc., Sunnyvale, CA; [8]Division of Hematology and Stanford Cancer Center, Stanford University School of Medicine, Stanford, CA

Disclosure

- Dr. Richard Furman has served on advisory boards sponsored by Pharmacyclics, Inc.

Bruton's Tyrosine Kinase (BTK)

- BTK is an essential mediator of B-cell receptor signaling in normal and malignant B cells


Ag
BCR
CD79A
CD79B
CXCL12
CXCR4
CD19
CD38
LYN
SYK
Gγβ
Gα
PI3K
BTK
PLCγ2
DAG
IP3
Ca++
PKCβ
RAC
Chemokine-controlled cell migration

Honigberg et al. *Proc Natl Acad Sci U S A.* 2010;107:13075-13080; Ponader et al. *Blood.* 2012;119:1182-1189.

Introduction

- Ibrutinib (PCI-32765), an oral inhibitor of BTK, promotes apoptosis and inhibits proliferation, migration, and adhesion in CLL cells
- Chemoimmunotherapy (CIT) treatments such as fludarabine, cyclophosphamide, and rituximab have markedly improved outcomes in younger, fit patients as initial or second-line therapy. Fludarabine-based therapy carries significant risk of cellular immune suppression, myelosuppression, and subsequent myeloid neoplasia and is less well tolerated in the elderly
- Additionally, virtually all patients eventually relapse after fludarabine-based CIT;-thus, effective salvage regimens that induce durable remissions are needed
- We present final data from a large (N = 116 patients) multicohort phase Ib/II trial of ibrutinib in treatment-naïve (TN) or relapsed/refractory (RR) CLL/SLL. The trial has been closed and patients who continue on ibrutinib treatment have been rolled over to a long term extension study where they can continue study drug.

Honigberg et al. *Proc Natl Acad Sci U S A.* 2010;107:13075-13080; Ponader et al. *Blood.* 2012;119:1182-1189.; Byrd et al. *Blood* 2005;105:49-53; Gribben and O'Brien. *J Clin Oncol.* 2011;29:544-550; Byrd et al. *J Clin Oncol.* 2006;24:437-443; Hallek et al. *Lancet.* 2010;376:1164-1174.

PCYC 1102
Study Design

Enrolled May 2010 → July 2011

Phase Ib/II CLL/SLL
PCYC - 1102 - CA

116 patients treated with ibrutinib monotherapy

Treatment Naïve (TN) ≥ 65 yrs

420 mg/d (n=27)
840 mg/d (n=4)
} n = 31

Median follow-up 22.1 months

Relapsed/Refractory (R/R)[a]

420 mg/d (n=51)
840 mg/d (n=34)
} n = 85

Median follow-up 22.1 months

Endpoints:
ORR, PFS, OS, Safety, PK/PD

[a]R/R includes high-risk (n = 24) patients with CLL/SLL defined as progression of disease < 24 months after initiation of a chemoimmunotherapy regimen or failure to respond

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Baseline Demographics and Disease Characteristics

Characteristic	TN ≥ 65 Years n = 31	R/R n = 85
Median age, years (range) ≥ 70 years, n (%)	71 (65, 84) 23 (74)	66 (37, 82) 30 (35)
Male, n (%) Female, n (%)	19 (61) 12 (39)	65 (76) 20 (24)
ECOG status, n (%) 0-1 2	 31 (100) 0	 83 (98) 2 (2)
Median ALC, 10^9/L (range)	41.1 (0.3, 240.2)	8.9 (0.1, 298.9)
β_2-microglobulin > 3.0 mg/L, n (%)	8 (26)	39 (46)
High-risk Rai stage III/IV, n (%)	17 (55)	52 (61)
Prognostic markers, n (%) IgV_H unmutated del(17p13.1)+ del(11q22.3)+	 15 (48) 2 (6) 1 (3)	 65 (76) 29 (34) 29 (34)

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Baseline Demographics and Disease Characteristics

Prior Treatments	R/R n = 85
Prior therapies, n (%)	
Median (range)	4 (1, 12)
< 3	24 (28)
≥ 3	61 (72)
Type of prior therapy, n (%)	
Nucleoside analog	81 (95)
Alkylator	76 (89)
Rituximab	83 (98)
Alemtuzumab	18 (21)
Bendamustine	33 (39)
Ofatumumab	22 (26)
Allogeneic transplant	4 (5)
Investigational therapies, n (%)	
Lenalidomide	27 (32)
BH3 mimetic	5 (6)
GS-1101 (idelalisib)	5 (6)

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102 Patient Disposition

	TN ≥ 65 Years n = 31	R/R n = 85
Median time on treatment, months (range)	21.3 (0.3, 26.6)	16.3 (0.3, 28.7)
Median time on study, months (range)	22.1 (2.5, 28.9)	22.1 (0.7, 29)
Patients still on treatment, n (%)	26 (84)	53 (62)
Patients discontinuing treatment, n (%)	5 (16)	32 (38)
Primary reasons for treatment discontinuation, n (%)		
AE[a]	2 (6)	10 (12)
Treatment-related AE[b]	1 (3)	1 (1)
Death due to AE	0	1 (1)[c]
Disease progression[d]	1 (3)	10 (12)
SCT (while in response)	0	4 (5)
Investigator decision (not SCT)	0	4 (5)
Patient decision	2 (6)	3 (4)
Lost to Follow-up	0	1 (1)

[a]Includes death. [b]Possibly related to ibrutinib. [c]Cryptococcal pneumonia. [d]7 patients (1 TN and 6 R/R) had disease progression with Richter's transformation. AE, adverse event; SCT, stem cell transplant.

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Safety: Clinically Significant Adverse Events

Adverse Event, n (%)	TN ≥ 65 Years n = 31	R/R n = 85
Any AE grade ≥ 3	15 (48)	63 (74)
Any ibrutinib-related AE grade ≥ 3	5 (16)	24 (28)
Serious AEs		
Any	9 (29)	52 (61)
Ibrutinib-related	3 (10)	9 (11)
AEs leading to ibrutinib dose reduction	1 (3)	10 (12)
Deaths within 30 days of final dose	0	8 (9)

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Adverse Events of All Grades and Attribution in ≥ 15% of Patients


TN
(n = 31)
Diarrhea
Nausea
Fatigue
Hypertension
Peripheral Edema
Dizziness
Dyspepsia
URTI
Arthralgia
Constipation
Urinary tract infection
Vomiting
Addominal pain
Gastroreflux disease
Headache
Anemia
Anxiety
Contusion
Epistaxis
Insomnia
Petechiae
Stomatitis
0%
20%
40%
60%
80%
R/R
(n = 85)
Diarrhea
URTI
Fatigue
Cough
Pyrexia
Arthralgia
Peripheral Edema
Hypertension
Constipation
Contusion
Muscle spasms
Sinusitis
Dizziness
Headache
Nausea
Vomiting
Anemia
Neutropenia
Chills
Decreased appetite
Oropharyngeal pain
Pneumonia
0%
20%
40%
60%
80%
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

- Diarrhea (TN 68%, R/R 53%), fatigue, and upper respiratory tract infection were the most common adverse events

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Frequency of Grade ≥ 3 Adverse Events



Non-hematologic ≥ 5%
R/R
TN
50%
40%
30%
20%
10%
0%
Pneumonia
Hypertension
Dehydration
Sinusitis
Diarrhea
Hypertension
Hyponatremia
Hematologic
R/R
TN
Neutropenia
Thrombocytopenia
Anemia
Neutropenia
Thrombocytopenia
Anemia
Infectious
R/R
TN
Any ≥ Grade 3 infection
Any ≥ Grade 3 infection
Grade 3
Grade 4
Grade 5

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Best Overall Response



ORR = (CR + PR)
ORR = (CR + PR)
80%
60%
40%
20%
0%
71%
4/31
13%
18/31
58%
13%
4/31
10%
3/31
0%
75%
2/85
2%
62/85
73%
13%
11/85
5%
4/85
2%
2/85
CR
PR
PR with Lymphocytosis
SD
PD
TN
(n = 31)
2 not evaluable
R/R
(n = 85)
4 not evaluable

- Among those patients whose initial response was PR-L, the majority achieved classic response by iwCLL criteria:
  - TN: 9/13 (69%)
  - R/R: 38/49 (78%)
- Combined ORR + (PR-L) in TN (84%) and R/R (88%)

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Best Overall Response by Risk Features

		TN N	TN ORR(%)[a]	R/R N	R/R ORR(%)[a]
All subjects:		31	71.0	85	75.3
Age:	<70 Years	8	87.5	55	72.7
	>=70 Years	23	65.2	30	80.0
Sex:	Male	19	78.9	65	76.9
	Female	12	58.3	20	70.0
ECOG at baseline:	0	23	69.6	35	74.3
	>=1	8	75.0	50	76.6
Rai stage at baseline:	Stage 0-II	13	69.2	28	75.0
	Stage III-IV	17	70.6	52	75.0
Bulky disease at baseline:	<5 cm	25	72.0	42	71.4
	>=5 cm	6	66.7	43	79.1
Del 17p:	Positive	2	100.0	29	58.6
	Negative	29	69.0	51	84.3
Del 11q:	Positive	1	100.0	29	82.8
	Negative	30	70.0	51	70.6
IgV_H:	Mutated	16	56.3	16	56.3
	Unmutated	15	86.7	65	80.0
Beta Microglobulin:	<=3 mg/L	23	73.9	41	78.0
	>3 mg/L	8	62.5	39	71.1



TN
0
20
40
60
80
100
ORR(%)



R/R
0
20
40
60
80
100
ORR(%)

[a]Overall response rate and 95% exact binomial CI

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Absolute Lymphocyte Count and Lymph Node Size

TN | **R/R**

Absolute Lymphocyte Count and Lymph Node Size



ALC
SPD
Median ALC w/ 95% CIs (10^9/L)
Median SPD w/ 95% CIs (cm)
Cycle (28 days)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
0 10 20 30 40 50 60 70 80 90
0 10 20 30 40 50 60 70

Error bars are 95% distribution-free confidence limits of median

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Lymphocytosis

ALC x 10^9/L, n (%)	Peak[b] < 50	Peak 50-100	Peak 100-400	Peak ≥ 400
Total (N = 116)	53 (46)	29 (25)	30 (26)	4 (3)
Baseline ALC,[a] n (%)				
< 50 (n = 86)	53 (62)	20 (23)	13 (15)	0
50-100 (n = 14)	0	6 (43)	8 (57)	0
100-300 (n = 16)	0	3 (19)	9 (56)	4 (25)

[a]Of all patients treated, 55% (TN) and 78% (R/R) had lymphocytosis as defined by ALC ≥ 5 x 10^9/L and > 50% increase in baseline ALC.
[b]Peak is maximum post-baseline value.

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Platelet Counts and Hemoglobin Levels

TN	R/R



Platelet Counts and Hemoglobin Levels
Median Platelets w/ 95% CIs (10^9/L)
Median Hemoglobin w/ 95% CIs (g/L)
Platelets
Hemoglobin
Cycle (28 days)



Median Platelets w/ 95% CIs (10^9/L)
Median Hemoglobin w/ 95% CIs (g/L)
Platelets
Hemoglobin
Cycle (28 days)

Error bars are 95% distribution-free confidence limits of median

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Change in Median Serum Immunoglobulin Levels



Serum IgA
TN (n=16)
R/R (n=20)
mg/dL
200
150
100
50
0
Baseline
3
6
12
Months
Serum IgM
TN (n=13)
R/R (n=15)
mg/dL
60
40
20
0
Baseline
3
6
12
Months
Serum IgG
TN (n=15)
R/R (n=20)
mg/dL
1000
800
600
400
200
0
Baseline
3
6
12
Months

Error bars are 95% distribution-free confidence limits of median

*$P < 0.05$ for change from baseline by Wilcoxon Signed Rank Test

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Progression-Free Survival



All Treated Population
PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
Months on Study
—TN Est. PFS at 26 mo is 96.3%
--- R/R Est. PFS at 26 mo is 73.6%
TN
R/R
+ Censored



Del 17p/del 11q Status (R/R)
PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
30
Months on Study
No del17p or del11q Est. PFS at 26 mo is 92.2%
del11q Est. PFS at 26 mo is 72.9%
del17p Est. PFS at 26 mo is 53.1%
17pdel/11qdel:
No 17p del or 11q del
11q del
17p del
+ Censored

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Overall Survival


All Treated Population
1.0
0.8
0.6
0.4
0.2
0.0
OS Probability
—TN Est. OS at 26 mo is 96.6%
---- R/R Est. OS at 26 mo is 77.5%
TN
R/R
+ Censored
0
6
12
18
24
30
Months on Study


Del 17p/del 11q Status (R/R)
1.0
0.8
0.6
0.4
0.2
0.0
OS Probability
No del17p or del11q Est. OS at 26 mo is 92.6%
del11q Est. OS at 26 mo is 81.3%
del17p Est. OS at 26 mo is 59.6%
17pdel/11qdel:
No 17p del or 11q del
11q del
17p del
+ Censored
0
5
10
15
20
25
30
Months on Study

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Conclusions

- Ibrutinib monotherapy is highly active, well tolerated, and induces durable* responses in patients with CLL
  - includes R/R patients, those with high-risk disease, and older TN patients
- Randomized trials comparing the safety profile of ibrutinib with those of other therapeutic agents for CLL are ongoing
  - A Phase 3 Study of Ibrutinib Versus Ofatumumab in Patients With R/R CLL (RESONATE [NCT01578707])
  - A Multicenter, Open-Label, Phase 3 Study of Ibrutinib Versus Chlorambucil in Patients 65 Years or Older With TN CLL or SLL (RESONATE-2 [NCT01722487])

*median DOR not reached at 22.1 month median follow-up, with 95% and 88% of responders were progression free and alive (and therefore censored) in the TN and R/R groups, respectively

IWCLL 2013, PCYC 1102, Furman et al.

Acknowledgements

All the patients who participated in the study and their supportive families

Investigators and clinical research staff from all the clinical centers

Pharmacyclics, Inc.

Sheila Lagura	Raquel Izumi	Robert Duggan
Stephen Chan	Mei Cheng	Raquel Garlick
Tosh Kameda	Cathy Zhou	Thorsten Graef
Raymond Lee	Betty Chang	Jamie-Sue West
Julie Graves	Joe Buggy	Zeena Salman
Clara Plascencia	Ahmed Hamdy	Tasheda Navarro
Joyce Martin	Eric Hedrick	
Joe Laver	Fong Clow	

Back-up

PCYC 1102
Safety: Treatment-Related Hematologic Adverse Events

Adverse Event, n (%)	TN ≥ 65 Years n = 31	R/R n = 85	Total N = 116
Hematologic AEs[a]			
Anemia	1 (3)	6 (7)	7 (6)
Neutropenia	1 (3)	9 (11)	10 (9)
Thrombocytopenia	2 (6)	7 (8)	9 (8)

[a]Treatment-related AEs occurring in ≥5% of all patients.

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Safety: Treatment-Related Nonhematologic Adverse Events

Adverse Event, n (%)	TN ≥ 65 Years n = 31	R/R n = 85	Total N = 116
Nonhematologic AEs[a]			
Diarrhea	12 (39)	32 (38)	44 (38)
Fatigue	5 (16)	13 (15)	18 (16)
Arthralgia	3 (10)	10 (12)	13 (11)
Contusion	2 (6)	11 (13)	13 (11)
Nausea	5 (16)	7 (8)	12 (10)
Dyspepsia	5 (16)	5 (6)	10 (9)
Muscle spasms	3 (10)	7 (8)	10 (9)
Increased tendency to bruise	2 (6)	7 (8)	9 (8)
Petechiae	3 (10)	6 (7)	9 (8)
Vomiting	3 (10)	6 (7.0)	9 (8)
Stomatitis	2 (6)	5 (6)	7 (6)
Dizziness	2 (6)	4 (5)	6 (5)
Peripheral edema	0	6 (7)	6 (5)

IWCLL 2013, PCYC 1102, Furman et al.

[a]Treatment-related AEs occurring in ≥5% of all patients.

PCYC 1102
Hemoglobin Levels

TN

R/R

Hemoglobin Levels



Median Hemoglobin w/ 95% CIs (g/L)
150
140
130
120
110
100
TN Total
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Cycle (28 days)
#Subj w/Results
TN Total 31 30 28 28 28 27 27 27 27 27 27 26 26 25 21 22 20 18 15



Median Hemoglobin w/ 95% CIs (g/L)
150
140
130
120
110
100
RR Total
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Cycle (28 days)
#Subj w/Results
RR Total 85 80 78 76 76 70 69 69 67 68 65 65 65 61 53 42 36 32 32

Error bars are 95% distribution-free confidence limits of median

IWCLL 2013, PCYC 1102, Furman et al.

PCYC 1102
Platelet Counts

TN

Platelet Counts



Median Platelets w/ 95% CIs (10^9/L)
190
180
170
160
150
140
130
120
110
100
0
TN Total
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Cycle (28 days)

#Subj w/Results

TN Total 31 30 28 28 28 27 27 27 27 27 27 26 26 25 21 22 20 18 15

R/R



Median Platelets w/ 95% CIs (10^9/L)
190
180
170
160
150
140
130
120
110
100
0
RR Total
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Cycle (28 days)

#Subj w/Results

RR Total 85 80 78 75 76 70 69 69 67 68 65 65 65 61 53 42 36 32 32

Error bars are 95% distribution-free confidence limits of median

IWCLL 2013, PCYC 1102, Furman et al.